CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT


                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and LEWIS E. DAIDONE, Chief Administrative Officer of Institutional Portfolio- Institutional Reserves Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended August 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                    Chief Administrative Officer
Institutional Portfolio-                   Institutional Portfolio-
Institutional Reserves Portfolio           Institutional Reserves Portfolio



/s/ R. JAY GERKEN                           /s/ LEWIS E. DAIDONE
---------------------------                 --------------------------
R. Jay Gerken                               Lewis E. Daidone
Date: October 13, 2003                      Date: October 13, 2003


This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

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                                  CERTIFICATION

R. JAY GERKEN, Chief Executive Officer, and LEWIS DAIDONE, Chief Administrative Officer of Institutional Enhanced Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

     1. The Registrant's periodic report on Form N-CSR for the period ended AUGUST 31, 2003 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Chief Executive Officer                         Chief Administrative Officer
Institutional Enhanced Portfolio                Institutional Enhanced Portfolio



/s/ R. JAY GERKEN                                   /s/ LEWIS E. DAIDONE
---------------------------                         --------------------
R. JAY GERKEN                                       LEWIS E. DAIDONE
Date: October 29, 2003                              Date: October 29, 2003

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Institutional Enhanced Portfolio and will retained by Institutional Enhanced Portfolio and furnished to the Securities and Exchange Commission (the "Commission") or its staff upon request.

This certification is being furnished to the Commission solely pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.